UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 16, 2015

Date of report (Date of earliest event reported)

HUTCHINSON TECHNOLOGY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-34838	41-0901840
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota	55350
(Address of Principal Executive Offices)	(Zip Code)

(320) 587-3797

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on November 1, 2015, Hutchinson Technology Incorporated (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Headway Technologies, Inc., a California corporation (“Parent”), and Hydra Merger Sub, Inc., a Minnesota corporation and wholly owned subsidiary of Parent (“Merger Subsidiary”). Pursuant to the Merger Agreement, Merger Subsidiary will merge with and into the Company, and the Company will continue as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Subsidiary are each beneficially owned by TDK Corporation (“TDK”).

On November 16, 2015, the Company and TDK filed their respective notification and report forms with the U.S. Department of Justice and the U.S. Federal Trade Commission (the “FTC”) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). As a result, the waiting period under the HSR Act with respect to the transactions contemplated by the Merger Agreement was scheduled to expire at 11:59 p.m. on December 16, 2015, unless extended by a request for further information or terminated earlier.

On December 16, 2015, the Company and TDK each received a request for further information (the “Second Request”) from the FTC in connection with the FTC’s review of the transactions contemplated by the Merger Agreement.

Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both the Company and TDK have substantially complied with the Second Request or such later time as the parties may agree with the FTC, unless the waiting period is terminated earlier by the FTC. The Company and TDK have been cooperating with the FTC staff since the announcement of the Merger Agreement and are continuing to work cooperatively with the FTC staff in its review of the transactions contemplated by the Merger Agreement. The Company expects to complete the transactions contemplated by the Merger Agreement either late in the first calendar quarter or during the second calendar quarter of 2016.

Completion of the transactions contemplated by the Merger Agreement remains subject to approval by the Company’s shareholders, the termination or expiration of the waiting period under the HSR Act, and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement. The Company has scheduled a special shareholder meeting to be held on January 28, 2016, to seek the necessary shareholder approval.

Additional Information

In connection with the proposed transaction, the Company filed a proxy statement with the SEC on December 15, 2015, which will be mailed to the Company’s shareholders on or about December 17, 2015. The Company’s shareholders are encouraged to read the proxy statement and the other relevant material when they become available because they will contain important information about the Company, the parties to the Merger Agreement, the proposed transactions and related matters. SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov, at the Company’s website at www.htch.com, or by writing to David P. Radloff, Vice President and Chief Financial Officer, 40 West Highland Park Drive NE, Hutchinson, Minnesota 55350.

This document is not a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell the Company’s securities. The Company, its executive officers and directors may be deemed to be participants in the solicitation of proxies from the holders of the Company’s securities in connection with the proposed transactions. Information about those executive officers and directors and their ownership of the Company’s common stock is set forth in the definitive proxy statement for the Company’s 2015 Annual Meeting of Shareholders, which was filed with the SEC on December 17, 2014, the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2015, which was filed with the SEC on December 11, 2015, and the definitive proxy statement for the Company’s special meeting of shareholders to be held on January 28, 2016, which was filed with the SEC on December 15, 2015. These documents may be obtained for free at the SEC’s website at www.sec.gov, and http://www.htch.com/proxymaterials. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction is included in the definitive proxy statement for the Company’s special meeting of shareholders to be held on January 28, 2016, which was filed with the SEC on December 15, 2015.

Cautionary Note Regarding Forward-Looking Statements

This report may include predictions, estimates and other information that might be considered forward-looking statements, including, without limitation, statements relating to the completion of the transactions contemplated by the Merger Agreement. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) the Company’s inability to consummate the Merger within the anticipated time period, or at all, due to the failure to obtain shareholder approval to adopt the Merger Agreement, or failure to satisfy the other conditions to the completion of the Merger, including the termination or expiration of any waiting period applicable to the Merger under the HSR Act; (2) the risk that the Company’s stock price may decline significantly if the Merger is not completed; (3) the amount of the costs, fees, expenses and charges related to the Merger Agreement or the Merger; (4) the effect of the announcement or pendency of the Merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee of up to $4.2 million; (7) risks that the proposed Merger disrupts the Company’s current plans and operations or affects its ability to retain or recruit key employees; (8) risks related to diverting management’s or employees’ attention from ongoing business operations; and (9) other risks to consummation of the transaction, including the risk that the Merger may not be consummated in a timely manner, if at all. Additional factors that may affect the future results of the Company are set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2015, quarterly reports on Form 10-Q and current reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNOLOGY INCORPORATED

Date:	December 16, 2015	/s/ David P. Radloff
David P. Radloff
Vice President and Chief Financial Officer